Exhibit 99.1

NEWS RELEASE

Contact:	David Kimichik Chief Financial Officer (972) 490-9600	Andrea Welch Investor Relations (972) 778-9487	Scott Eckstein Financial Relations Board (212) 827-3766
ASHFORD HOSPITALITY TRUST REPORTS
THIRD QUARTER RESULTS
230 Basis Point Hotel EBITDA Margin Improvement For Highland Portfolio
Achieves Record Trailing-Twelve Month AFFO Per Share of $1.86
Company Currently Has No Recourse Debt Outstanding
DALLAS, November 9, 2011 — Ashford Hospitality Trust, Inc. (NYSE: AHT) today reported the following results and performance measures for the third quarter ended September 30, 2011. The performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel Operating Profit (or Hotel EBITDA) are proforma. Unless otherwise stated, all reported results compare the third quarter ended September 30, 2011, with the third quarter ended September 30, 2010 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
FINANCIAL HIGHLIGHTS
•	RevPAR increased 5.9% for all Legacy hotels in continuing operations, driven by a 2.8% increase in ADR and a 223 basis point increase in occupancy

•	RevPAR increased 5.5% for all hotels in the Highland Hospitality Portfolio, driven by a 1.7% increase in ADR and a 265 basis point increase in occupancy

•	Hotel operating profit margin increased 137 basis points for the 80 Legacy hotels not under renovation in continuing operations

•	Hotel operating profit margin increased 230 basis points for all 28 hotels in the Highland Hospitality Portfolio (no Highland hotels were under renovation during the third quarter)

•	Net loss attributable to common shareholders was $28.6 million, or $0.43 per diluted share, compared with net income attributable to common shareholders of $36.3 million, or $0.71 per diluted share, in the prior-year quarter

•	Adjusted funds from operations (AFFO) was $0.39 per diluted share for the quarter as compared with $0.33 from the prior-year quarter

•	On a trailing-twelve month basis, AFFO was a record $1.86 per diluted share

•	Fixed charge coverage ratio was 1.72x under the senior credit facility covenant versus a required minimum of 1.35x

•	The Company has one mortgage maturing in 2011 with an outstanding balance of $203.4 million and one mortgage maturing in 2012 with an outstanding balance of $167.2 million.

•	In September, Ashford obtained a new $105 million senior credit facility, the Company’s only recourse obligation with currently no outstanding balance

•	At the end of the third quarter, Ashford had cash and cash equivalents of $180.9 million

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AHT Reports Third Quarter Results

November 9, 2011
CAPITAL ALLOCATION
•	Capex invested in the quarter for the Legacy portfolio was $17.5 million and $45.9 million year to date
CAPITAL STRUCTURE
As previously disclosed, in July 2011, Ashford reissued 7.0 million of the Company’s treasury shares at $12.50 per share and received net proceeds of $83.3 million. The net proceeds were used to repay the outstanding borrowings under the senior credit facility and for general corporate purposes, including financing future hotel related investments, capital expenditures, working capital, or repayment of other debt obligations.
On September 26, 2011, the Company announced it had entered into a new $105 million senior credit facility which replaced the Company’s previous credit line that was scheduled to mature in April 2012. The new credit facility provides for a three-year revolving line of credit at 275 to 350 basis points over LIBOR, which is the same as the Company’s previous credit line. There is a one-year extension option subject to the satisfaction of certain conditions. The new credit facility includes the opportunity to expand the borrowing capacity by up to $45 million to an aggregate size of $150 million. The financial covenant tests with respect to fixed charge coverage ratio and leverage tests are similar to the Company’s previous credit line. The previous credit line was repaid in full in July 2011. Since the Company had a zero balance on the previous credit line, no cash was utilized to pay it down upon termination.
On September 27, 2011, Ashford’s Board of Directors authorized the reinstatement of the Company’s 2007 Stock Repurchase Program with a $141.6 million increase, bringing the total authorization to $200 million (excluding fees, commissions and all other ancillary expenses). The plan provides for: (i) the repurchase of shares of the Company’s common stock, Series A preferred stock, Series D preferred stock and Series E preferred stock, and /or (ii) discounted purchases of outstanding debt obligations of the Company and its subsidiaries, including debt secured by the Company’s hotel assets
Subsequent to the end of the third quarter, on October 12, 2011 the Company priced an underwritten public offering of 1,280,000 shares of its existing 9.00% Series E Cumulative Preferred Stock at $23.47 per share including accrued dividends; receiving net proceeds of $29.1 million after underwriting fees. The net proceeds from the sale of these securities are being used for general corporate purposes, including, without limitation, repayment of debt or other maturing obligations, financing future hotel-related investments, capital expenditures and working capital. Net proceeds may also be used for repurchasing shares of common stock under Ashford’s repurchase program.

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AHT Reports Third Quarter Results

November 9, 2011
HIGHLAND HOSPITALITY PORTFOLIO UPDATE
The RevPAR growth for the Highland Hospitality portfolio of 5.5% was only slightly lower than RevPAR growth of the Company’s legacy portfolio of 5.9% and significantly improved on a sequential basis compared with RevPAR growth of 3.4% experienced during the second quarter of this year. This improved performance was a direct result of filling sales positions at 17 hotels that had been vacant during the first and second quarter due to a change in property manager as well as the continuing integration of the Highland Hospitality Portfolio into the Company’s total portfolio. Hotel EBITDA Margin increased 230 basis points to 25.1% reflecting a 62% EBITDA flow. The Company expects both the revenue and EBITDA performance of the Highland Hospitality Portfolio to continue to improve as the hotels in the Portfolio continue to be fully integrated into Ashford’s total portfolio.
DISPOSITION ACTIVITY
On July 29, 2011, Ashford completed the previously announced sale of the Hampton Inn Jacksonville for $10.0 million in cash. The hotel was unencumbered by debt.
PORTFOLIO REVPAR
As of September 30, 2011, the Company had a portfolio of direct hotel investments consisting of 96 properties classified in continuing operations. During the third quarter, 80 of the hotels included in continuing operations were not under renovation. The Company believes reporting its operating metrics for continuing operations on a proforma total basis (all 96 hotels) and proforma not-under-renovation basis (80 hotels) is a measure that reflects a meaningful and focused comparison of the operating results in its direct hotel portfolio. The Company’s reporting by region and brand includes the results of all 96 hotels in continuing operations. Details of each category are provided in the tables attached to this release.
•	Proforma RevPAR increased 6.2% to $96.12 for hotels not under renovation on a 3.3% increase in ADR and a 209 basis point increase in occupancy

•	Proforma RevPAR increased 5.9% to $94.63 for all hotels on a 2.8% increase in ADR and a 223 basis point increase in occupancy

•	Proforma RevPAR increased 5.5% to $97.30 for all hotels in the Highland Hospitality Portfolio on a 1.7% increase in ADR and a 265 basis point increase in occupancy (no Highland hotels were under renovation during the third quarter)
HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
For the 80 hotels as of September 30, 2011, that were not under renovation, Proforma Hotel EBITDA increased 11.1% to $52.1 million. Proforma Hotel EBITDA margin (expressed as a percentage of Total Hotel Revenue) increased 137 basis points to 28.3%. For all 96 hotels included in continuing operations as of September 30, 2011, Proforma Hotel EBITDA increased 10.9% to $60.4 million and Hotel EBITDA margin increased 126 basis points to 27.8%. For the Company’s 71.74% share of the 28 hotels in the Highland Hospitality Portfolio, Proforma Hotel EBITDA increased 17.0% to $17.5 million. Proforma Hotel EBITDA margin (expressed as a percentage of Total Hotel Revenue) increased 230 basis points to 25.1%.
Ashford believes year-over-year Hotel EBITDA and Hotel EBITDA margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. Given the substantial seasonality in the Company’s portfolio and its active capital recycling, to help investors better understand this seasonality, the Company provides quarterly detail on its Proforma Hotel EBITDA and Proforma Hotel EBITDA margin for the current and certain prior-year periods based upon the number of core hotels in the portfolio as well as its pro-rata share of the Highland

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AHT Reports Third Quarter Results

November 9, 2011
portfolio as of the end of the current period. As Ashford’s portfolio mix changes from time to time so will the seasonality for Proforma Hotel EBITDA and Proforma Hotel EBITDA margin. The details of the quarterly calculations for the previous four quarters for the current portfolio of 96 hotels included in continuing operations together with Ashford’s pro-rata share of the Highland portfolio are provided in the table attached to this release.
COMMON STOCK DIVIDEND
On September 15, 2011, Ashford announced that its Board of Directors had declared a common stock dividend for the third quarter ended September 30, 2011, of $0.10 per diluted share, payable October 17, 2011, for shareholders of record on September 30, 2011.
Monty J. Bennett, Chief Executive Officer, commented, “Ashford continues to report strong AFFO and operating profit growth, including significant sequential improvement in our Highland Hospitality Portfolio. Our integration process is progressing well and the Highland transaction continues to meet our expectations. Despite larger macroeconomic uncertainty, our outlook for the remainder of the year remains strong as the fundamentals of our industry continue to improve. At the same time, we are focused on risk mitigation and strategic opportunities. We remain conservative in our approach and continue to take steps to enhance our capital structure and liquidity as demonstrated by our recent public offerings, new senior credit facility, and absence of recourse debt. We continue to evaluate our relative cost of capital and seek out investment opportunities with a disciplined view on shareholder accretion. We believe this balanced approach will continue to drive improved operating performance and provide substantial returns to our shareholders.”
INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Trust, Inc. will conduct a conference call on Thursday, November 10, 2011, at 11 a.m. ET. The number to call for this interactive teleconference is (480) 629-9818. A replay of the conference call will be available through Thursday, November 17, 2011, by dialing (303) 590-3030 and entering the confirmation number, 4478474.
The Company will also provide an online simulcast and rebroadcast of its third quarter 2011 earnings release conference call. The live broadcast of Ashford Hospitality Trust’s quarterly conference call will be available online at the Company’s web site, www.ahtreit.com on Thursday, November 10, 2011, beginning at 11 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year.
Substantially all of our non-current assets consist of real estate investments and debt investments secured by real estate. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to assist in evaluating a real estate company’s operations. These supplemental measures include FFO, AFFO, EBITDA, and Hotel Operating Profit. FFO is computed in accordance with our interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the NAREIT definition differently than us. Neither FFO, AFFO, EBITDA, nor Hotel Operating Profit represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity, nor are such measures indicative of funds available to satisfy our cash needs, including our ability to make cash distributions. However, management believes FFO, AFFO, EBITDA, and Hotel Operating Profit to be meaningful measures of a REIT’s performance and should be considered along with, but not as an alternative to, net income and cash flow as a measure of our operating performance.

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AHT Reports Third Quarter Results

November 9, 2011
Ashford is a self-administered real estate investment trust focused on investing in the hospitality industry across all segments and at all levels of the capital structure. Additional information can be found on the Company’s website at www.ahtreit.com.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, the timing for closing, the impact of the transaction on our business and future financial condition, our business and investment strategy, our understanding of our competition and current market trends and opportunities and projected capital expenditures. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford’s filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property’s annual net operating income by the purchase price. Net operating income is the property’s funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Funds from operations (“FFO”), as defined by the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”) in April 2002, represents net income (loss) computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales of properties and extraordinary items as defined by GAAP, plus depreciation and amortization of real estate assets, and net of adjustments for the portion of these items related to unconsolidated entities and joint ventures.
The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share amounts)

	September 30,	December 31,
	2011	2010
	(Unaudited)
ASSETS
Investment in hotel properties, net	$2,967,797	$3,023,736
Cash and cash equivalents	180,886	217,690
Restricted cash	78,478	67,666
Accounts receivable, net	33,942	27,493
Inventories	2,527	2,909
Notes receivable	3,069	20,870
Investment in unconsolidated joint ventures	184,595	15,000
Assets held for sale	—	144,511
Investments in securities and other	28,938	—
Deferred costs, net	16,207	17,519
Prepaid expenses	13,278	12,727
Derivative assets	54,721	106,867
Other assets	4,448	7,502
Intangible assets, net	2,832	2,899
Due from third-party hotel managers	56,685	49,135

Total assets	$3,628,403	$3,716,524

LIABILITIES AND EQUITY
Liabilities
Indebtedness of continuing operations	$2,391,057	$2,518,164
Indebtedness of assets held for sale	—	50,619
Capital leases payable	—	36
Accounts payable and accrued expenses	88,092	79,248
Dividends payable	16,221	7,281
Unfavorable management contract liabilities	14,364	16,058
Due to related parties	1,837	2,400
Due to third-party hotel managers	2,078	1,870
Liabilities associated with investments in securities and other	10,096	—
Other liabilities	5,384	4,627
Other liabilities of assets held for sale	—	2,995

Total liabilities	2,529,129	2,683,298

Series B-1 Cumulative Convertible Redeemable Preferred stock, 7,247,865 shares issued and outstanding at December 31, 2010	—	72,986
Redeemable noncontrolling interests in operating partnership	107,637	126,722

Equity:
Shareholders’ equity of the Company
Preferred stock, $0.01 par value, 50,000,000 shares authorized:
Series A Cumulative Preferred Stock, 1,487,900 shares issued and outstanding	15	15
Series D Cumulative Preferred Stock, 8,966,797 shares issued and outstanding	90	90
Series E Cumulative Preferred Stock, 3,350,000 shares issued and outstanding at September 30, 2011	34	—
Common stock, $0.01 par value, 200,000,000 shares authorized, 124,896,765 shares and 123,403,893 shares issued, respectively, 61,030,940 and 68,034,685 shares outstanding, respectively	1,249	1,234
Additional paid-in capital	1,712,746	1,552,657
Accumulated other comprehensive loss	(173)	(550)
Accumulated deficit	(571,930)	(543,788)
Treasury stock, at cost (56,862,080 shares and 64,404,569 shares, respectively)	(164,749)	(192,850)

Total shareholders’ equity of the Company	977,282	816,808
Noncontrolling interests in consolidated joint ventures	14,355	16,710

Total equity	991,637	833,518

Total liabilities and equity	$3,628,403	$3,716,524

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
	(Unaudited)		(Unaudited)
REVENUE
Rooms	$169,145	$159,069	$508,934	$474,889
Food and beverage	33,486	31,932	113,135	108,918
Rental income from operating leases	1,304	1,185	4,008	3,728
Other	10,583	9,520	30,182	29,443

Total hotel revenue	214,518	201,706	656,259	616,978
Interest income from notes receivable	—	349	—	1,032
Asset management fees and other	69	100	217	312

Total Revenue	214,587	202,155	656,476	618,322

EXPENSES
Hotel operating expenses
Rooms	39,863	37,372	116,114	108,587
Food and beverage	25,155	24,154	78,757	76,755
Other direct	5,994	6,097	17,575	17,732
Indirect	62,357	59,048	185,178	177,943
Management fees	8,466	8,275	26,509	25,441

Total hotel operating expenses	141,835	134,946	424,133	406,458
Property taxes, insurance, and other	12,297	12,298	34,953	37,688
Depreciation and amortization	33,776	33,027	99,580	99,777
Impairment charges	(92)	694	(4,748)	(1,263)
Gain on insurance settlement	—	—	(1,905)	—
Transaction acquisition costs	27	—	(791)	—
Corporate general and administrative:
Stock/unit-based compensation	3,069	1,929	8,428	5,168
Other general and administrative	6,025	5,771	25,554	17,512

Total Operating Expenses	196,937	188,665	585,204	565,340

OPERATING INCOME	17,650	13,490	71,272	52,982
Equity in earnings (loss) of unconsolidated joint ventures	(6,228)	3	19,596	1,325
Interest income	11	114	70	226
Other income	17,349	15,874	83,509	47,045
Interest expense	(33,388)	(34,096)	(100,407)	(101,779)
Amortization of loan costs	(1,142)	(1,143)	(3,509)	(3,845)
Write-off of deferred debt issuance cost	(729)	—	(729)	—
Unrealized gain on investments	1,223	—	1,223	—
Unrealized gain (loss) on derivatives	(18,302)	382	(52,813)	30,824

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(23,556)	(5,376)	18,212	26,778
Income tax (expense) benefit	(1,077)	22	(2,407)	(436)

INCOME (LOSS) FROM CONTINUING OPERATIONS	(24,633)	(5,354)	15,805	26,342
Income (loss) from discontinued operations	(351)	53,019	(4,170)	34,050

NET INCOME (LOSS)	(24,984)	47,665	11,635	60,392
(Income) loss from consolidated joint ventures attributable to noncontrolling interests	832	293	(537)	1,422
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	2,935	(6,689)	1,207	(8,610)

NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(21,217)	41,269	12,305	53,204
Preferred dividends	(7,415)	(4,988)	(38,741)	(14,649)

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(28,632)	$36,281	$(26,436)	$38,555

INCOME (LOSS) PER SHARE — BASIC AND DILUTED:

Income (loss) from continuing operations attributable to common shareholders	$(0.43)	$(0.18)	$(0.37)	$0.17
Income (loss) from discontinued operations attributable to common shareholders	—	0.89	(0.07)	0.56

Net income (loss) attributable to common shareholders	$(0.43)	$0.71	$(0.44)	$0.73

Weighted average common shares outstanding — basic and diluted	66,801	49,714	60,601	51,251

Amounts attributable to common shareholders:
Income (loss) from continuing operations, net of tax	$(20,906)	$(4,304)	$16,862	$23,567
Income (loss) from discontinued operations, net of tax	(311)	45,573	(4,557)	29,637
Preferred dividends	(7,415)	(4,988)	(38,741)	(14,649)

Net income (loss) attributable to common shareholders	$(28,632)	$36,281	$(26,436)	$38,555

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA
(in thousands)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
Net income (loss)	$(24,984)	$47,665	$11,635	$60,392
(Income) loss from consolidated joint ventures attributable to noncontrolling interests	832	293	(537)	1,422
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	2,935	(6,689)	1,207	(8,610)

Net income (loss) attributable to the Company	(21,217)	41,269	12,305	53,204
Interest income	(11)	(105)	(69)	(216)
Interest expense and amortization of loan costs	34,071	36,873	103,233	111,415
Depreciation and amortization	32,947	35,200	97,510	106,841
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(2,935)	6,689	(1,207)	8,610
Income tax expense	1,077	96	2,492	517

EBITDA	43,932	120,022	214,264	280,371
Amortization of unfavorable management contract liabilities	(565)	(565)	(1,694)	(1,694)
(Gain) loss on sale/disposition of properties	311	(55,931)	(2,650)	(55,931)
Noncash gain on insurance settlements	—	—	(1,157)	—
Write-off of deferred debt issuance cost	729	—	1,677	—
Other income (1)	(17,349)	(15,879)	(83,509)	(47,120)
Impairment charges	(92)	694	1,489	10,805
Transaction acquisition costs	27	—	(791)	—
Legal costs related to litigation settlement (2)	—	—	6,875	—
Unrealized gain on investments	(1,223)	—	(1,223)	—
Unrealized (gain) loss on derivatives	18,302	(382)	52,813	(30,824)
Add back Equity in (earnings) loss of unconsolidated joint ventures (Highland for 2011)	6,228	(3)	(19,596)	(1,325)
Company’s portion of adjusted EBITDA of unconsolidated joint ventures (Highland for 2011)	16,926	3	45,535	1,325

Adjusted EBITDA	$67,226	$47,959	$212,033	$155,607

RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS (“FFO”)
(in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2010	2011	2010
Net income (loss)	$(24,984)	$47,665	$11,635	$60,392
(Income) loss from consolidated joint ventures attributable to noncontrolling interests	832	293	(537)	1,422
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	2,935	(6,689)	1,207	(8,610)
Preferred dividends	(7,415)	(4,988)	(38,741)	(14,649)

Net income (loss) attributable to common shareholders	(28,632)	36,281	(26,436)	38,555
Depreciation and amortization on real estate	32,883	35,138	97,322	106,643
(Gain) loss on sale/disposition of properties	311	(55,931)	(2,650)	(55,931)
Noncash gain on insurance settlements	—	—	(1,157)	—
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(2,935)	6,689	(1,207)	8,610

FFO available to common shareholders	1,627	22,177	65,872	97,877
Dividends on convertible preferred stock	—	1,043	1,374	3,128
Write-off of deferred debt issuance cost	729	—	1,677	—
Impairment charges	(92)	694	1,489	10,805
Transaction acquisition costs	27	—	(791)	—
Other income (1)	853	—	(29,147)	—
Legal costs related to litigation settlement (2)	—	—	6,875	—
Unrealized gain on investments	(1,223)	—	(1,223)	—
Unrealized (gain) loss on derivatives	18,302	(382)	52,813	(30,824)
Non-cash dividends on Series B-1 preferred stock	—	—	17,363	—
Add back Equity in (earnings) loss of unconsolidated joint ventures (Highland for 2011)	6,228	(3)	(19,596)	(1,325)
Company’s portion of adjusted FFO of unconsolidated joint ventures (Highland for 2011)	5,710	3	19,482	1,325

Adjusted FFO available to common shareholders	$32,161	$23,532	$116,188	$80,986

Adjusted FFO per diluted share available to common shareholders	$0.39	$0.33	$1.45	$1.09

Weighted average diluted shares	83,512	72,221	79,885	73,967

(1)	Other income consisting of income from interest rate derivatives and net investment loss on investments in securities is excluded from the adjusted EBITDA for all periods presented. A gain of $30,000 from litigation settlement is excluded from the Adjusted EBITDA and Adjusted FFO for the nine months ended September 30, 2011. In addition, the net investment loss of $853, including a realized loss on investments of $777 for the three and nine months ended September 30, 2011, was also excluded for Adjusted AFFO.

(2)	The legal costs associated with the litigation settlement are also excluded from the Adjusted EBITDA and Adjusted FFO for the nine months ended September 30, 2011.

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS OF CONTINUING OPERATIONS
SEPTEMBER 30, 2011
(dollars in thousands)
(Unaudited)

				Fixed-Rate	Floating-Rate	Total
Indebtedness	Collateral	Maturity	Interest Rate	Debt	Debt	Debt
Mortgage loan	5 hotels	December 2011	LIBOR + 1.72%	$—	$203,400	$203,400
Mortgage loan	10 hotels	May 2012	LIBOR + 1.65%	—	167,202	167,202
Mortgage loan	2 hotels	August 2013	LIBOR + 2.75%	—	146,667	146,667
Mortgage loan	1 hotel	May 2014	8.32%	5,521	—	5,521
Senior credit facility	Various	September 2014	LIBOR + 2.75% to 3.5%	—	—	—
Mortgage loan	1 hotel	December 2014	Greater of 5.5% or LIBOR + 3.5%	—	19,740	19,740
Mortgage loan	8 hotels	December 2014	5.75%	107,398	—	107,398
Mortgage loan	10 hotels	July 2015	5.22%	156,622	—	156,622
Mortgage loan	8 hotels	December 2015	5.70%	99,247	—	99,247
Mortgage loan	5 hotels	December 2015	12.66%	150,343	—	150,343
Mortgage loan	5 hotels	February 2016	5.53%	112,995	—	112,995
Mortgage loan	5 hotels	February 2016	5.53%	93,707	—	93,707
Mortgage loan	5 hotels	February 2016	5.53%	81,171	—	81,171
Mortgage loan	1 hotel	April 2017	5.91%	35,000	—	35,000
Mortgage loan	2 hotels	April 2017	5.95%	128,251	—	128,251
Mortgage loan	3 hotels	April 2017	5.95%	260,980	—	260,980
Mortgage loan	5 hotels	April 2017	5.95%	115,600	—	115,600
Mortgage loan	5 hotels	April 2017	5.95%	103,906	—	103,906
Mortgage loan	5 hotels	April 2017	5.95%	158,105	—	158,105
Mortgage loan	7 hotels	April 2017	5.95%	126,466	—	126,466
TIF loan	1 hotel	June 2018	12.85%	8,098	—	8,098
Mortgage loan	1 hotel	November 2020	6.26%	103,951	—	103,951
Mortgage loan	1 hotel	April 2034	Greater of 6% or Prime + 1%	—	6,687	6,687

Total indebtedness				$1,847,361	$543,696	$2,391,057

Percentage				77.3%	22.7%	100.0%

Weighted average interest rate at September 30, 2011				6.40%	2.39%	5.49%

Weighted average interest rate				$2,346,711	$44,346	2,391,057

Percentage with the effect of interest rate swaps				98.1%	1.9%	100.0%

Weighted average interest rate with the effect of interest rate swap and flooridor				2.63% (1)	2.27% (1)	2.55%

(1)	These rates are calculated assuming the LIBOR rate stays at the September 30, 2011 level and with the effect of our interest rate derivatives.
PIM HIGHLAND HOLDING LLC
SUMMARY OF INDEBTEDNESS
SEPTEMBER 30, 2011
(dollars in thousands)
(Unaudited)

				Fixed-Rate	Floating-Rate		Total
Indebtedness	Collateral	Maturity	Interest Rate	Debt	Debt		Debt
Mortgage loan	1 hotel	January 2013	5.96%	$64,544	$—		$64,544
Mortgage loan	1 hotel	April 2013	6.11%	46,333			46,333
Mortgage loan	1 hotel	February 2013	5.97%	32,789			32,789
Mortgage loan	25 hotels	March 2014	LIBOR + 2.75%	—	530,000	(1)	530,000
Mezzanine loan	None	March 2014	Greater of 6.50% or LIBOR + 6.00%	—	144,636	(1)	144,636
Mezzanine loan	None	March 2014	Greater of 7.5% or LIBOR + 7.00%	—	137,691	(1)	137,691
Mezzanine loan	None	March 2014	Greater of 10.00% or LIBOR + 9.50%	—	118,021	(1)	118,021
Mezzanine loan	None	March 2014	LIBOR + 2.00%		18,425	(1)	18,425

Total indebtedness				143,666	948,773		1,092,439
Ashford’s proportionate obligations				x 71.74%	x 71.74%		x 71.74%

				$103,066	$680,650		$783,716

Percentage				13.2%	86.8%		100.0%

Weighted average interest rate at September 30, 2011				6.01%	5.04%		5.17%

Percentage with the effect of interest rate swaps				$783,716	$—		$783,716

Total indebtedness of Ashford plus Ashford’s 71.74% share of PIM Highland Holding LLC				$1,950,427	$1,224,346		$3,174,773

Percentage with the effect of interest rate swaps				$3,130,427	$44,346		$3,174,773

Weighted average interest rate with the effect of interest rate swap and flooridor				2.90%	3.68%		3.20%

(1)	Each of these loans has two one-year extension options beginning March 2014.

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
INDEBTEDNESS OF CONTINUING OPERATIONS BY MATURITY
SEPTEMBER 30, 2011
(in thousands)
(Unaudited)

	2011	2012	2013	2014	2015	Thereafter	Total
Mortgage loan secured by five hotel properties	$203,400	$—	$—	$—	$—	$—	$203,400
Mortgage loan secured by 10 hotel properties, Wachovia Floater	—	167,202	—	—	—	—	167,202
Mortgage loan secured by two hotel properties	—	—	146,667	—	—	—	146,667
Mortgage loan secured by Manchester Courtyard	—	—	—	5,521	—	—	5,521
Senior credit facility	—	—	—	—	—	—	—
Mortgage loan secured by El Conquistador Hilton	—	—	—	19,740	—	—	19,740
Mortgage loan secured by eight hotel properties, UBS Pool 1	—	—	—	107,398	—	—	107,398
Mortgage loan secured by 10 hotel properties, Merrill Lynch Pool 1	—	—	—	—	156,622	—	156,622
Mortgage loan secured by eight hotel properties, UBS Pool 2	—	—	—	—	99,247	—	99,247
Mortgage loan secured by five hotel properties	—	—	—	—	150,343	—	150,343
Mortgage loan secured by five hotel properties, Merrill Lynch Pool 2	—	—	—	—	—	112,995	112,995
Mortgage loan secured by five hotel properties, Merrill Lynch Pool 3				—	—	93,707	93,707
Mortgage loan secured by five hotel properties, Merrill Lynch Pool 7				—	—	81,171	81,171
Mortgage loan secured by Philadelphia Courtyard, Wachovia Stand-Alone	—	—	—	—	—	35,000	35,000
Mortgage loan secured by two hotel properties, Wachovia Fixed Rate Pool 3	—	—	—	—	—	128,251	128,251
Mortgage loan secured by three hotel properties, Wachovia Fixed Rate Pool 7	—	—	—	—	—	260,980	260,980
Mortgage loan secured by five hotel properties, Wachovia Fixed Rate Pool 1	—	—	—	—	—	115,600	115,600
Mortgage loan secured by five hotel properties, Wachovia Fixed Rate Pool 5	—	—	—	—	—	103,906	103,906
Mortgage loan secured by five hotel properties, Wachovia Fixed Rate Pool 6	—	—	—	—	—	158,105	158,105
Mortgage loan secured by seven hotel properties, Wachovia Fixed Rate Pool 2	—	—	—	—	—	126,466	126,466
TIF loan secured by Philadelphia Courtyard	—	—	—	—	—	8,098	8,098
Mortgage loan secured by Arlington Marriott	—	—	—	—	—	103,951	103,951
Mortgage loan secured by Jacksonville Residence Inn	—	—	—	—	—	6,687	6,687

Total indebtedness of continuing operations	$203,400	$167,202	$146,667	$132,659	$406,212	$1,334,917	$2,391,057

NOTE: These maturities assume no event of default would occur.

(1)	The outstanding balance was repaid in July 2011.
PIM HIGHLAND HOLDING LLC
INDEBTEDNESS BY MATURITY
ASSUMING EXTENSION OPTIONS ARE EXERCISED
SEPTEMBER 30, 2011
(in thousands)
(Unaudited)

	2011	2012	2013	2014	2015	Thereafter	Total
Mortgage loan secured by Boston Hilton	$—	$—	$64,544	$—	$—	$—	$64,544
Mortgage loan secured by Nashville Renaissance	—	—	46,333	—	—	—	46,333
Mortgage loan secured by Princeton Westin	—	—	32,789	—	—	—	32,789
Mortgage loan secured by 25 hotel properties	—	—	—	—	—	530,000	530,000
Mezzanine loan	—	—	—	—	—	144,636	144,636
Mezzanine loan	—	—	—	—	—	137,691	137,691
Mezzanine loan	—	—	—	—	—	118,021	118,021
Mezzanine loan	—	—	—	—	—	18,425	18,425

Total indebtedness	—	—	143,666	—	—	948,773	1,092,439
Ashford’s proportionate obligations	x 71.74%	x 71.74%	x 71.74%	x 71.74%	x 71.74%	x 71.74%	x 71.74%

	$—	$—	$103,066	$—	$—	$680,650	$783,716

Total indebtedness of continuing operations plus Ashford’s 71.74% share of PIM Highland Holding LLC	$203,400	$167,202	$249,733	$132,659	$406,212	$2,015,567	$3,174,773

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ASHFORD HOSPITALITY TRUST, INC.
KEY PERFORMANCE INDICATORS — PRO FORMA
LEGACY PORTFOLIO ONLY
(dollars in thousands)
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2011	2010	% Variance	2011	2010	% Variance
ALL HOTELS INCLUDED IN CONTINUING OPERATIONS:
Room revenues (in thousands)	$172,708	$163,023	5.94%	$520,942	$487,438	6.87%
RevPAR	$94.63	$89.32	5.94%	$95.73	$89.57	6.88%
Occupancy	74.94%	72.71%	2.23%	73.73%	71.64%	2.09%
ADR	$126.26	$122.84	2.78%	$129.84	$125.02	3.86%

NOTES:	The above pro forma table assumes the 96 hotel properties owned and included in continuing operations as of September 30, 2011 were owned as of the beginning of the first comparative reporting period.

ALL HOTELS NOT UNDER RENOVATION INCLUDED IN CONTINUING OPERATIONS:
Room revenues (in thousands)	$146,381	$137,813	6.22%	$432,136	$405,202	6.65%
RevPAR	$96.12	$90.49	6.22%	$95.20	$89.26	6.65%
Occupancy	76.06%	73.97%	2.09%	74.19%	72.25%	1.94%
ADR	$126.37	$122.33	3.30%	$128.31	$123.55	3.85%

NOTES:

(1)	The above pro forma table assumes the 80 hotel properties owned and included in continuing operations as of September 30, 2011, but not under renovation for the three months ended September 30, 2011, were owned as of the beginning of the first comparative reporting period.

(2)	Excluded Hotels Under Renovation: Courtyard Louisville Airport, Courtyard Crystal City Reagan Airport, Embassy Suites Austin Arboretum Embassy Suites Dallas Galleria, Marriott Legacy Center, Capital Hilton, Courtyard Newark, Courtyard Legacy Park, Embassy Suites Houston, Hilton Nassau Bay Clear Lake, SpringHill Suites Raleigh Airport, SpringHill Suites Richmond, Courtyard Old Town Scottsdale, Marriott Dallas Center Residence Inn Newark, Residence Inn Phoenix Airport

(3)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma tables, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.
PIM HIGHLAND HOLDING LLC
KEY PERFORMANCE INDICATORS — PRO FORMA
(dollars in thousands)
(Unaudited)
THE FOLLOWING TABLE PRESENTS THE COMPANY’S 71.74% OF THE PRO FORMA PERFORMANCE OF THE 28-HOTEL PROPERTY PORTFOLIO INCLUDED IN PIM HIGHLAND HOLDING LLC AS IF THEY WERE OWNED AS OF THE BEGINNING OF THE FIRST COMPARATIVE REPORTING PERIOD.

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2011	2010	% Variance	2011	2010	% Variance
HOTEL PERFORMANCE INDICATORS:
Room revenues (in thousands)	$50,855	$48,206	5.50%	$151,430	$144,634	4.70%
RevPAR	$97.30	$92.22	5.51%	$97.41	$93.03	4.71%
Occupancy	74.16%	71.51%	2.65%	72.02%	70.35%	1.67%
ADR	$131.21	$128.96	1.74%	$135.25	$132.23	2.28%

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ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL OPERATING PROFIT
LEGACY PORTFOLIO ONLY
(dollars in thousands)
(Unaudited)
ALL HOTELS INCLUDED IN CONTINUING OPERATIONS:

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2011	2010	% Variance	2011	2010	% Variance
REVENUE
Rooms	$172,708	$163,023	5.9%	$520,942	$487,438	6.9%
Food and beverage	34,141	32,457	5.2%	115,095	110,983	3.7%
Other	10,184	9,460	7.7%	29,202	29,141	0.2%

Total hotel revenue	217,033	204,940	5.9%	665,239	627,562	6.0%

EXPENSES
Rooms	40,620	38,384	5.8%	118,595	111,568	6.3%
Food and beverage	25,624	24,585	4.2%	80,212	78,197	2.6%
Other direct	5,996	6,128	-2.2%	17,594	17,802	-1.2%
Indirect	63,206	60,469	4.5%	186,187	179,275	3.9%
Management fees, includes base and incentive fees	8,631	8,451	2.1%	29,348	28,703	2.2%

Total hotel operating expenses	144,077	138,017	4.4%	431,936	415,545	3.9%
Property taxes, insurance, and other	12,603	12,520	0.7%	35,843	38,272	-6.3%

HOTEL OPERATING PROFIT (Hotel EBITDA)	60,353	54,403	10.9%	197,460	173,745	13.6%
Hotel EBITDA Margin	27.81%	26.55%	1.26%	29.68%	27.69%	2.00%

Minority interest in earnings of consolidated joint ventures	1,486	1,125	32.1%	5,325	4,101	29.8%

HOTEL OPERATING PROFIT (Hotel EBITDA), excluding minority interest in joint ventures	$58,867	$53,278	10.5%	$192,135	$169,644	13.3%

NOTE:	The above pro forma table assumes the 96 hotel properties owned and included in continuing operations as of September 30, 2011 were owned as of the beginning of the first comparative reporting period.
80 HOTELS NOT UNDER RENOVATION INCLUDED IN CONTINUING OPERATIONS:

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2011	2010	% Variance	2011	2010	% Variance
REVENUE
Rooms	$146,381	$137,813	6.2%	$432,136	$405,202	6.6%
Food and beverage	28,521	27,545	3.5%	94,079	91,762	2.5%
Other	8,891	8,517	4.4%	26,141	25,884	1.0%

Total hotel revenue	183,793	173,875	5.7%	552,356	522,848	5.6%

EXPENSES
Rooms	33,591	31,987	5.0%	97,480	92,314	5.6%
Food and beverage	21,353	20,645	3.4%	66,350	65,083	1.9%
Other direct	5,525	5,515	0.2%	16,131	15,973	1.0%
Indirect	53,268	51,046	4.4%	156,422	151,043	3.6%
Management fees, includes base and incentive fees	7,594	7,386	2.8%	24,540	24,047	2.1%

Total hotel operating expenses	121,331	116,579	4.1%	360,923	348,460	3.6%
Property taxes, insurance, and other	10,395	10,423	-0.3%	29,285	31,780	-7.9%

HOTEL OPERATING PROFIT (Hotel EBITDA)	52,067	46,873	11.1%	162,148	142,608	13.7%
Hotel EBITDA Margin	28.33%	26.96%	1.37%	29.36%	27.28%	2.08%

Minority interest in earnings of consolidated joint ventures	818	687	19.1%	2,445	1,915	27.7%

HOTEL OPERATING PROFIT (Hotel EBITDA), excluding minority interest in joint ventures	$51,249	$46,186	11.0%	$159,703	$140,693	13.5%

NOTES:

(1)	The above pro forma table assumes the 80 hotel properties owned and included in continuing operations as of September 30, 2011, but not under renovation during the three months ended September 30, 2011 were owned as of the beginning of the first comparative reporting period.

(2)	Excluded Hotels Under Renovation: Courtyard Louisville Airport, Courtyard Crystal City Reagan Airport, Embassy Suites Austin Arboretum Embassy Suites Dallas Galleria, Marriott Legacy Center, Capital Hilton, Courtyard Newark, Courtyard Legacy Park, Embassy Suites Houston, Hilton Nassau Bay Clear Lake, SpringHill Suites Raleigh Airport, SpringHill Suites Richmond, Courtyard Old Town Scottsdale, Marriott Dallas Center Residence Inn Newark, Residence Inn Phoenix Airport

(3)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma tables, all room revenues related to this hotel are reflected, which in consistent with the Company’s other hotels.

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PIM HIGHLAND HOLDING LLC
PRO FORMA HOTEL OPERATING PROFIT
(dollars in thousands)
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2011	2010	% Variance	2011	2010	% Variance
REVENUE
Rooms	$50,855	$48,206	5.5%	$151,430	$144,634	4.7%
Food and beverage	16,176	14,709	10.0%	53,047	49,869	6.4%
Other	2,815	2,805	0.4%	8,702	8,471	2.7%

Total hotel revenue	69,846	65,720	6.3%	213,179	202,974	5.0%

EXPENSES
Rooms	11,707	12,051	-2.9%	35,278	35,394	-0.3%
Food and beverage	11,624	11,663	-0.3%	36,923	36,372	1.5%
Other direct	1,392	1,334	4.3%	4,079	3,939	3.6%
Indirect	21,030	19,964	5.3%	61,883	59,370	4.2%
Management fees, includes base and incentive fees	2,358	1,902	24.0%	7,093	6,123	15.8%

Total hotel operating expenses	48,111	46,914	2.6%	145,256	141,198	2.9%
Property taxes, insurance, and other	4,197	3,816	10.0%	12,399	11,801	5.1%

HOTEL OPERATING PROFIT (Hotel EBITDA),	$17,538	$14,990	17.0%	$55,524	$49,975	11.1%

Hotel EBITDA Margin	25.11%	22.81%	2.30%	26.05%	24.62%	1.42%

NOTES:

(1)	All data in the table above includes our 71.74% pro-rata share of assets in PIM Highland Holding JV.

(2)	The above pro forma table assumes the 28 hotel properties owned as of September 30, 2011 were owned as of the beginning of the first comparative reporting period.

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ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL REVPAR BY REGION
LEGACY PORTFOLIO ONLY
(Unaudited)

			Three Months Ended			Nine Months Ended
	Number of	Number of	September 30,			September 30,
Region	Hotels	Rooms	2011	2010	% Change	2011	2010	% Change
Pacific (1)	20	4,867	$120.06	$108.75	10.4%	$105.37	$95.67	10.1%
Mountain (2)	8	1,704	71.09	71.41	-0.4%	78.92	79.02	-0.1%
West North Central (3)	3	690	88.82	83.36	6.5%	81.73	76.45	6.9%
West South Central (4)	9	1,936	84.52	79.27	6.6%	92.88	85.30	8.9%
East North Central (5)	7	1,103	79.54	71.63	11.0%	73.83	67.61	9.2%
East South Central (6)	2	236	81.60	96.21	-15.2%	81.44	88.62	-8.1%
Middle Atlantic (7)	8	2,035	102.60	94.14	9.0%	99.56	91.05	9.3%
South Atlantic (8)	37	7,610	87.29	85.12	2.5%	98.23	93.44	5.1%
New England (9)	2	159	87.70	84.94	3.2%	83.45	78.11	6.8%

Total Portfolio	96	20,340	$94.63	$89.32	5.9%	$95.73	$89.57	6.9%

(1)	Includes Alaska, California, Oregon, and Washington

(2)	Includes Nevada, Arizona, New Mexico, and Utah

(3)	Includes Minnesota and Kansas

(4)	Includes Texas

(5)	Includes Ohio and Indiana

(6)	Includes Kentucky and Alabama

(7)	Includes New York, New Jersey, and Pennsylvania

(8)	Includes Virginia, Florida, Georgia, Maryland, District of Columbia, and North Carolina

(9)	Includes Connecticut
NOTES:
(1)	The above pro forma table assumes the 96 hotel properties owned and included in continuing operations as of September 30, 2011 were owned as of the beginning of the comparative reporting period.

(2)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.
PIM HIGHLAND HOLDING LLC
PRO FORMA HOTEL REVPAR BY REGION
(Unaudited)

			Three Months Ended			Nine Months Ended
	Number of	Number of	September 30,			September 30,
Region	Hotels	Rooms	2011	2010	% Change	2011	2010	% Change
Pacific (1)	1	294	$44.34	$31.95	38.8%	$72.06	$60.13	19.8%
Mountain (2)	1	145	91.63	83.31	10.0%	82.12	81.47	0.8%
West North Central (3)	1	215	83.44	78.97	5.7%	85.34	84.56	0.9%
West South Central (4)	4	929	86.12	80.72	6.7%	93.52	88.55	5.6%
East North Central (5)	1	103	111.85	106.71	4.8%	92.63	86.35	7.3%
East South Central (6)	1	483	106.63	100.40	6.2%	110.06	102.71	7.2%
Middle Atlantic (7)	4	832	97.45	85.08	14.5%	88.65	78.27	13.3%
South Atlantic (8)	13	2,293	90.92	91.40	-0.5%	93.33	94.03	-0.7%
New England (9)	2	506	175.87	163.91	7.3%	152.75	141.09	8.3%

Total Portfolio	28	5,800	$97.30	$92.22	5.5%	$97.41	$93.03	4.7%

(1)	Includes California

(2)	Includes Colorado

(3)	Includes Nebraska

(4)	Includes Texas

(5)	Includes Illinois

(6)	Includes Tennessee

(7)	Includes New York and New Jersey

(8)	Includes Virginia, Florida, Georgia, Maryland, and District of Columbia

(9)	Includes Massachusetts
NOTES:
(1)	All data in the table above includes our 71.74% pro-rata share of assets in PIM Highland Holding JV.

(2)	The above pro forma table assumes the 28 hotel properties owned as of September 30, 2011 were owned as of the beginning of the first comparative reporting period.

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ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL REVPAR BY BRAND
LEGACY PORTFOLIO ONLY
(Unaudited)

			Three Months Ended			Nine Months Ended
	Number of	Number of	September 30,			September 30,
Brand	Hotels	Rooms	2011	2010	% Change	2011	2010	% Change
Hilton	30	6,575	$102.02	$98.25	3.8%	$103.83	$98.00	5.9%
Hyatt	1	242	92.65	78.71	17.7%	128.04	112.71	13.6%
InterContinental	2	420	144.43	129.04	11.9%	150.39	135.90	10.7%
Independent	2	317	89.23	78.35	13.9%	91.16	81.26	12.2%
Marriott	56	11,376	87.88	82.88	6.0%	90.05	84.47	6.6%
Starwood	5	1,410	96.59	87.33	10.6%	78.94	71.77	10.0%

Total Portfolio	96	20,340	$94.63	$89.32	5.9%	$95.73	$89.57	6.9%

NOTES:
(1)	The above pro forma table assumes the 96 hotel properties owned and included in continuing operations as of September 30, 2011 were owned as of the beginning of the first comparative reporting period.

(2)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.
PIM HIGHLAND HOLDING LLC
PRO FORMA HOTEL REVPAR BY BRAND
(Unaudited)

			Three Months Ended			Nine Months Ended
	Number of	Number of	September 30,			September 30,
Region	Hotels	Rooms	2011	2010	% Change	2011	2010	% Change
Hilton	7	1,235	$116.59	$109.31	6.7%	$110.36	$103.09	7.1%
Hyatt	2	509	102.27	100.79	1.5%	98.77	96.25	2.6%
InterContinental	1	355	68.27	58.63	16.4%	61.19	63.18	-3.1%
Independent	3	399	110.53	128.76	-14.2%	120.11	126.30	-4.9%
Marriott	13	2,949	90.98	83.79	8.6%	94.78	89.22	6.2%
Starwood	2	353	87.69	80.28	9.2%	82.07	76.34	7.5%

Total Portfolio	28	5,800	$97.30	$92.22	5.5%	$97.41	$93.03	4.7%

NOTES:
(1)	All data in the table above includes our 71.74% pro-rata share of assets in PIM Highland Holding JV.

(2)	The above pro forma table assumes the 28 hotel properties owned as of September 30, 2011 were owned as of the beginning of the first comparative reporting period.

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ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL OPERATING PROFIT BY REGION
LEGACY PORTFOLIO ONLY
(dollars in thousands)
(Unaudited)

			Three Months Ended					Nine Months Ended
	Number of	Number of	September 30,					September 30,
Region	Hotels	Rooms	2011	% Total	2010	% Total	% Change	2011	% Total	2010	% Total	% Change
Pacific (1)	20	4,867	$22,824	37.8%	$18,996	34.9%	20.2%	$57,462	29.1%	$45,962	26.4%	25.0%
Mountain (2)	8	1,704	1,451	2.4%	2,413	4.5%	-39.9%	9,339	4.7%	10,420	6.0%	-10.4%
West North Central (3)	3	690	2,655	4.4%	2,360	4.3%	12.5%	6,758	3.4%	5,809	3.3%	16.3%
West South Central (4)	9	1,936	4,873	8.1%	4,414	8.1%	10.4%	18,652	9.4%	16,273	9.4%	14.6%
East North Central (5)	7	1,103	3,275	5.4%	2,875	5.3%	13.9%	8,234	4.2%	7,084	4.1%	16.2%
East South Central (6)	2	236	727	1.2%	916	1.7%	-20.6%	2,304	1.2%	2,450	1.4%	-6.0%
Middle Atlantic (7)	8	2,035	6,603	10.9%	5,885	10.8%	12.2%	19,496	9.9%	17,152	9.9%	13.7%
South Atlantic (8)	37	7,610	17,438	28.9%	16,056	29.5%	8.6%	73,929	37.4%	67,425	38.8%	9.6%
New England (9)	2	159	507	0.9%	488	0.9%	3.9%	1,286	0.7%	1,170	0.7%	9.9%

Total Portfolio	96	20,340	$60,353	100.0%	$54,403	100.0%	10.9%	$197,460	100.0%	$173,745	100.0%	13.6%

(1)	Includes Alaska, California, Oregon, and Washington

(2)	Includes Nevada, Arizona, New Mexico, and Utah

(3)	Includes Minnesota and Kansas

(4)	Includes Texas

(5)	Includes Ohio and Indiana

(6)	Includes Kentucky and Alabama

(7)	Includes New York, New Jersey, and Pennsylvania

(8)	Includes Virginia, Florida, Georgia, Maryland, District of Columbia, and North Carolina

(9)	Includes Connecticut
NOTES:
(1)	The above pro forma table assumes the 96 hotel properties owned and included in continuing operations as of September 30, 2011 were owned as of the beginning of the first comparative reporting period.

(2)	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.
PIM HIGHLAND HOLDING LLC
PRO FORMA HOTEL OPERATING PROFIT BY REGION
(dollars in thousands)
(Unaudited)

			Three Months Ended					Nine Months Ended
	Number of	Number of	September 30,					September 30,
Region	Hotels	Rooms	2011	% Total	2010	% Total	% Change	2011	% Total	2010	% Total	% Change
Pacific (1)	1	294	$(264)	-1.5%	$(607)	-4.1%	-56.5%	$1,045	1.9%	$128	0.3%	716.4%
Mountain (2)	1	145	509	2.9%	434	2.9%	17.3%	1,151	2.1%	1,248	2.5%	-7.8%
West North Central (3)	1	215	640	3.6%	548	3.7%	16.8%	2,065	3.7%	2,041	4.1%	1.2%
West South Central (4)	4	929	2,837	16.2%	2,325	15.5%	22.0%	10,049	18.1%	9,218	18.4%	9.0%
East North Central (5)	1	103	276	1.6%	348	2.3%	-20.7%	611	1.1%	583	1.2%	4.8%
East South Central (6)	1	483	1,155	6.6%	1,013	6.8%	14.0%	4,705	8.5%	4,268	8.5%	10.2%
Middle Atlantic (7)	4	832	2,670	15.2%	1,886	12.6%	41.6%	7,091	12.8%	5,105	10.2%	38.9%
South Atlantic (8)	13	2,293	5,832	33.3%	5,537	36.9%	5.3%	19,781	35.6%	19,417	38.9%	1.9%
New England (9)	2	506	3,883	22.1%	3,506	23.4%	10.8%	9,026	16.2%	7,967	15.9%	13.3%

Total Portfolio	28	5,800	$17,538	100.0%	$14,990	100.0%	17.0%	$55,524	100.0%	$49,975	100.0%	11.1%

(1)	Includes California

(2)	Includes Colorado

(3)	Includes Nebraska

(4)	Includes Texas

(5)	Includes Illinois

(6)	Includes Tennessee

(7)	Includes New York and New Jersey

(8)	Includes Virginia, Florida, Georgia, Maryland, and District of Columbia

(9)	Includes Massachusetts
NOTES:
(1)	All data in the table above includes our 71.74% pro-rata share of assets in PIM Highland Holding JV.

(2)	The above pro forma table assumes the 28 hotel properties owned as of September 30, 2011 were owned as of the beginning of the first comparative reporting period.

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ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL OPERATING PROFIT MARGIN
(Unaudited)
THE FOLLOWING PRO FORMA HOTEL OPERATING PROFIT MARGIN PRESENTS THE 80 HOTELS INCLUDED IN THE COMPANY’S CONTINUING OPERATIONS THAT WERE NOT UNDER RENOVATION AND THE 28 HOTELS NOT UNDER RENOVATION INCLUDED IN PIM HIGHLAND HOLDING AS IF THESE HOTELS WERE OWNED AS OF THE BEGINNING OF THE FIRST COMPARATIVE REPORTING PERIOD.

		PIM Highland
	80 Legacy	Holding LLC
	Properties	28 Properties
HOTEL OPERATING PROFIT (HOTEL EBITDA) MARGIN:

Third Quarter 2011	28.33%	25.11%
Third Quarter 2010	26.96%	22.81%

Variance	1.37%	2.30%

HOTEL OPERATING PROFIT (HOTEL EBITDA) MARGIN VARIANCE BREAKDOWN:

Rooms	0.14%	1.62%
Food & Beverage and Other Departmental	0.42%	1.14%
Administrative & General	0.14%	-0.37%
Sales & Marketing	0.06%	1.82%
Hospitality	-0.02%	-0.06%
Repair & Maintenance	0.16%	0.24%
Energy	0.21%	0.35%
Franchise Fee	-0.33%	-1.57%
Management Fee	0.14%	-0.30%
Incentive Management Fee	-0.02%	-0.18%
Insurance	-0.09%	-0.78%
Property Taxes	0.35%	0.55%
Other Taxes	0.06%	0.03%
Leases/Other	0.15%	-0.19%

Total	1.37%	2.30%

NOTE:	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma tables, all operating results related to this hotel are reflected, which is consistent with the Company’s other hotels.

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ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA SEASONALITY TABLE
(dollars in thousands)
(Unaudited)
THE FOLLOWING PRO FORMA SEASONALITY TABLES REFLECT: (I) ALL 96 HOTELS INCLUDED IN THE COMPANY’S CONTINUING OPERATIONS, (II) THE COMPANY’S 71.74% SHARE OF THE 28 HOTELS INCLUDED IN PIM HIGHLAND HOLDING LLC, AND (III) THE COMBINED PORTFOLIO, AS IF THESE HOTELS WERE OWNED AT THE BEGINNING OF THE FIRST COMPARATIVE REPORTING PERIOD.

	2011	2011	2011	2010
	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	TTM
Legacy Portfolio
Total Hotel Revenue	$217,033	$233,609	$214,596	$224,811	$890,049
Hotel EBITDA	$60,353	$74,621	$62,486	$60,400	$257,860
Hotel EBITDA Margin	27.8%	31.9%	29.1%	26.9%	29.0%

EBITDA % of Total TTM	23.4%	28.9%	24.2%	23.4%	99.9%

JV Interests in EBITDA	$1,486	$2,237	$1,602	$1,445	$6,770

NOTE:	As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

PIM Highland Holding LLC Portfolio
Total Hotel Revenue	$69,846	$77,475	$65,859	$73,684	$286,864
Hotel EBITDA	$17,538	$24,140	$13,848	$18,366	$73,892
Hotel EBITDA Margin	25.1%	31.2%	21.0%	24.9%	25.8%

EBITDA % of Total TTM	23.7%	32.7%	18.8%	24.9%	100.0%

Legacy and PIM Highland Holding LLC Combined
Total Hotel Revenue	$286,879	$311,084	$280,455	$298,495	$1,176,913
Hotel EBITDA	$77,891	$98,761	$76,334	$78,766	$331,752
Hotel EBITDA Margin	27.2%	31.7%	27.2%	26.4%	28.2%

EBITDA % of Total TTM	23.5%	29.8%	23.0%	23.7%	100.0%

JV Interests in EBITDA	$1,486	$2,237	$1,602	$1,445	$6,770
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Ashford Hospitality Trust, Inc.
Anticipated Capital Expenditures Calendar
96 Legacy Hotels (a)

		2011				2012
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Actual	Estimated	Estimated	Estimated	Estimated	Estimated
Courtyard Louisville Airport	150	x	x	x	x
Courtyard Crystal City Reagan Airport	272	x		x
Courtyard Edison	146	x
Courtyard Philadelphia Downtown	498	x			x
Crowne Plaza Beverly Hills	260	x
Embassy Suites Crystal City — Reagan Airport	267	x					x
Fairfield Inn and Suites Kennesaw	87	x
Hilton Costa Mesa	486	x			x	x	x		x
Marriott Seattle Waterfront	358	x							x
One Ocean	193	x
Renaissance Tampa	293	x
Sheraton Minneapolis West	222	x							x
Embassy Suites Austin Arboretum	150		x	x	x
Embassy Suites Dallas Galleria	150		x	x	x
Marriott Legacy Center	404		x	x	x		x	x
Capital Hilton	408			x	x	x
Courtyard Newark	181			x	x	x
Courtyard Legacy Park	153			x	x		x	x
Embassy Suites Houston	150			x	x		x	x
Hilton Nassau Bay — Clear Lake	243			x	x		x	x
SpringHill Suites Raleigh Airport	120			x	x
SpringHill Suites Richmond	136			x	x
Courtyard Old Town Scottsdale	180			x	x
Marriott Dallas Market Center	265			x
Residence Inn Newark	168			x
Residence Inn Phoenix Airport	200			x
Crowne Plaza La Concha — Key West	160				x	x	x
Hilton Santa Fe	157				x	x	x
Embassy Suites Walnut Creek	249				x	x		x	x
Courtyard Basking Ridge	235				x	x
Courtyard Oakland Airport	156				x	x
Courtyard Seattle Downtown	250				x	x
Embassy Suites Portland — Downtown	276				x	x			x
Marriott Bridgewater	347				x	x
Residence Inn Jacksonville	120				x	x
SpringHill Suites Charlotte	136				x	x
SpringHill Suites Manhattan Beach	164				x	x
SpringHill Suites Philadelphia	199				x	x
Hilton Tucson El Conquistador Golf Resort	428				x	x
Sheraton San Diego Mission Valley	260				x		x	x
Sheraton City Center — Indianapolis	371				x			x	x
Courtyard Foothill Ranch Irvine	156				x
Courtyard San Francisco Downtown	405				x
Embassy Suites Flagstaff	119				x
Embassy Suites Santa Clara — Silicon Valley	257				x
Historic Inn Annapolis	124				x
Residence Inn Las Vegas	256				x
SpringHill Suites Buford Mall of Georgia	96				x
Marriott Crystal Gateway	697					x	x	x
Courtyard Hartford — Manchester	90					x	x		x
Courtyard Atlanta Alpharetta	154					x
Hilton Minneapolis Airport	300						x	x
Residence Inn Dallas Plano	126						x	x
Residence Inn Lake Buena Vista	210						x	x
Residence Inn Palm Desert	130						x	x
Hampton Inn Evansville	141						x
Courtyard Marriott Village LBV	312							x	x
Embassy Suites Dulles Int’l	150							x	x
Embassy Suites East Syracuse	215							x	x
Hampton Inn Lawrenceville	86							x	x
Hilton La Jolla Torrey Pines	296							x	x
Marriott at Research Triangle Park	225							x	x
Residence Inn Atlanta — Buckhead	150							x	x
Residence Inn Salt Lake City	144							x	x
Courtyard Ft. Lauderdale Weston	174							x
Courtyard Palm Desert	151							x
Embassy Suites West Palm Beach	160							x
Fairfield Inn Marriott Village LBV	388							x
Hilton St. Petersburg Bayfront	333							x

(a)	Only hotels which have had or are expected to have significant capital expenditures that could result in displacement during 2011 and 2012 are included in this table.
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PIM Highland Holding LLC
Anticipated Capital Expenditures Calendar
28 Highland Hotels (a)

		2011				2012
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Actual	Actual	Estimated	Estimated	Estimated	Estimated	Estimated
Courtyard Denver Airport	202		x
Marriott San Antonio Plaza	251				x	x	x	x
The Melrose	240				x	x	x
Courtyard Savannah	156				x	x
Hilton Garden Inn Virginia Beach	176				x	x
Marriott Omaha	300				x	x
The Churchill	173				x	x
Hilton Boston Back Bay	390				x	x
Renaissance Portsmouth	249				x
Courtyard Boston Tremont	315					x	x	x	x
Renaissance Nashville	673					x	x	x	x
Marriott Sugarland	300					x	x	x
The Silversmith	143					x	x		x
Ritz-Carlton Atlanta	444					x

(a)	Only hotels which have had or are expected to have significant capital expenditures that could result in displacement during 2011 and 2012 are included in this table.